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                       SUPPLEMENT DATED DECEMBER 1, 2003
                              TO THE PROSPECTUSES
                         OF THE FUNDS INDICATED BELOW

  The following text supplements the section entitled "The Manager" in each of the currently effective Prospectuses for each of the Funds listed below.

Recent Developments

  The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit that contains the Fund's Investment Manager. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

  The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

  CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

  CAM has briefed the Securities and Exchange Commission, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

        CONSULTING GROUP CAPITAL MARKETS FUNDS        December 27, 2002
        CONSULTING GROUP CAPITAL MARKETS FUNDS
           MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS  July 29, 2003

TK 2088 S5
TK 2090 S5